J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Index Fund

(the “Fund”)

(a series of JPMorgan Trust II)

(All Share Classes)

Supplement dated May 14, 2024

to the current Summary Prospectuses and Prospectuses, as supplemented

Effective June 20, 2024, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michael Loeffler	2004	Executive Director
Nicholas D’Eramo	2014	Executive Director
Alex Hamilton	2019	Executive Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Equity Index Fund” section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Equity Index Fund

The portfolio management team utilizes a team-based approach. The portfolio management team for the Fund is comprised of Michael Loeffler, Executive Director, Nicholas D’Eramo, Executive Director, and Alex Hamilton, Executive Director. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, managing cash flows, coordinating with members of the portfolio management team to focus on certain portfolios, implementing investment strategy, and researching and reviewing investment strategy. Mr. Loeffler has been a portfolio manager for JPMIM since 2004 and has been an employee of the firm or one of its predecessors since 1999. Mr. Loeffler is a CFA charterholder. Mr. D’Eramo has been a portfolio manager for JPMIM since 2005 and an employee of the firm or one of its predecessors since 1999. Mr. Hamilton has been a portfolio manager for JPMIM since April 2017. Prior to joining JPMIM, he was an assistant portfolio manager at the Ohio Public Employees Retirement System from 2013 until 2017. Before that time, he worked at Huntington National Bank in the corporate treasury and mortgage capital markets departments. Mr. Hamilton is a CFA charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-EI-524